Exhibit 99.9

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   AUGUST 1998
                   Home Equity Loan Pass-Through Certificates,
                                 Series 1998-HE1

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.  Mortgage Loan Information:


         (1) Aggregate Monthly Payments Due:                   $1,372,395.55
                                                            --------------------

         (2) Aggregate Monthly Payments
              received and Monthly Advances
              made this Month:
             (a) Principal                                       $222,922.20
                                                            --------------------
             (b) Interest                                      $1,145,876.52
                                                            --------------------
             (c) Total                                         $1,368,798.72
                                                            --------------------

          (3)   Aggregate  Principal  Prepayments  in  part  received  on  Self-
                Amortizing   Mortgage   Loans  and  applied  in  the  applicable
                Prepayment Period:

                (a) Principal                                     $26,382.88
                                                            --------------------
                (c) Total                                         $26,382.88
                                                            --------------------

          (4) Aggregate Principal Prepayments
                in full received in
                the applicable Prepayment
                period:

               (a) Principal                                    $2,120,022.10
                                                            --------------------
               (b) Interest                                        $22,701.28
                                                            --------------------
               (c) Total                                        $2,142,723.38
                                                            --------------------

          (5) Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:

              (a) Principal                                              $0.00
                                                             -------------------
              (b) Interest                                               $0.00
                                                             -------------------
              (c) Total                                                  $0.00
                                                             -------------------

          (6)    Aggregate Liquidation Proceeds for prior month:

                (a) Principal                                            $0.00
                                                             -------------------
                (b) Interest                                             $0.00
                                                             -------------------
                (c) Total                                                $0.00
                                                             -------------------

          (7) Aggregate Purchase Prices for
                Defaulted Mortgage Loans:

               (a) Principal                                             $0.00
                                                             -------------------
               (b) Interest                                              $0.00
                                                             -------------------
               (c) Total                                                 $0.00
                                                             -------------------

        (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:

               (a) Principal                                             $0.00
                                                             -------------------
               (b) Interest                                              $0.00
                                                             -------------------
               (c) Total                                                 $0.00
                                                             -------------------

          (9) Aggregate Purchase Prices for
                for Document Deficiencies per Sec. 2.02

              (a) Principal                                              $0.00
                                                             -------------------
              (b) Interest                                               $0.00
                                                             -------------------
              (c) Total                                                  $0.00
                                                             -------------------

          (10) Pool Principal Balance                          $147,850,493.91
                                                             -------------------

          (11) Available Funds:                                  $3,468,960.42
                                                             -------------------

          (12) Realized Losses for
                 prior month:                                            $0.00
                                                             -------------------

          (13) Aggregate Realized
                 Losses:                                                 $0.00
                                                             -------------------
                       (a) Deficient Valuations                          $0.00
                                                             -------------------
                       (b) Special Hazard Losses                         $0.00
                                                             -------------------
                       (c) Fraud Losses                                  $0.00
                                                             -------------------
                       (d) Excess Bankruptcy Losses                      $0.00
                                                             -------------------
                       (e) Excess Special Hazard Losses                  $0.00
                                                             -------------------
                       (f ) Excess Fraud Losses                          $0.00
                                                             -------------------

          (14) Compensating Interest
                 Payment:                                             $2,248.80
                                                             -------------------

          (15) Net Simple Interest
                 Shortfall:                                              ($0.00)
                                                             -------------------

          (16) Net Simple Interest
                 Excess:                                                  $0.00
                                                             -------------------

          (17) Simple Interest Shortfall
                 Payment:                                                ($0.00)
                                                             -------------------

          (18) Unpaid Net Simple Interest
                 Shortfall:

                Class A1           36158GAV0                         $0.00
                                   -------------   -----------------------
                Class A2           36158GAW8                         $0.00
                                   -------------   -----------------------
                Class A3           36158GAX6                         $0.00
                                   -------------   -----------------------
                Class A4           36158GAY4                         $0.00
                                   -------------   -----------------------
                Class A5           36158GAZ1                         $0.00
                                   -------------   -----------------------
                Class A6           36158GBA5                         $0.00
                                   -------------   -----------------------
                Class A7           36158GBB3                         $0.00
                                   -------------   -----------------------
                 Class S           36198HE1                          $0.00
                                   -------------   -----------------------
                 Class M           36158GBE7                         $0.00
                                   -------------   -----------------------
                Class B1           36158GBF4                         $0.00
                                   -------------   -----------------------
                Class B2           36158GBC2                         $0.00
                                   -------------   -----------------------
                Class B3           36157REZ4                         $0.00
                                   -------------   -----------------------
                Class B4           36157RFA8                         $0.00
                                   -------------   -----------------------
                Class B5           36157RFB6                         $0.00
                                   -------------   -----------------------

          (19) Class Certificate Interest
                 Rate:
                 Class M           36158GBE7                          6.950%
                                   -------------   -------------------------
                Class B1           36158GBF4                          7.240%
                                   -------------   -------------------------
                Class B2           36158GBC2                          7.590%
                                   -------------   -------------------------
                Class B3           36157REZ4                          8.925%
                                   -------------   -------------------------
                Class B4           36157RFA8                          8.925%
                                   -------------   -------------------------
                Class B5           36157RFB6                          8.925%
                                   -------------   -------------------------
                 Class S           36198HE1                           2.32%
                                   -------------   -------------------------

          (20) Accrued Certificate Interest
                 and Pay-out Rate:

                Class A1           36158GAV0           $204,834.95      6.525%
                                   -------------   ---------------------------
                Class A2           36158GAW8           $102,768.33      6.260%
                                   -------------   ---------------------------
                Class A3           36158GAX6           $117,105.00      6.330%
                                   -------------   ---------------------------
                Class A4           36158GAY4            $56,886.67      6.440%
                                   -------------   ---------------------------
                Class A5           36158GAZ1            $70,197.50      6.530%
                                   -------------   ---------------------------
                Class A6           36158GBA5           $103,348.17      6.940%
                                   -------------   ---------------------------
                Class A7           36158GBB3            $76,540.21      6.465%
                                   -------------   ---------------------------
                 Class S           36198HE1            $286,368.37      2.32%
                                   -------------   ---------------------------
                 Class M           36158GBE7            $22,295.14      6.950%
                                   -------------   ---------------------------
                Class B1           36158GBF4            $20,904.10      7.240%
                                   -------------   ---------------------------
                Class B2           36158GBC2             $9,740.54      7.590%
                                   -------------   ---------------------------
                Class B3           36157REZ4            $11,453.58      8.925%
                                   -------------   ---------------------------
                Class B4           36157RFA8             $8,592.03      8.925%
                                   -------------   ---------------------------
                Class B5           36157RFB6             $8,598.65      8.925%
                                   -------------   ---------------------------
                  Total                              $1,099,633.23

          (21) Principal distributable:

                Class A1            36158GAV0                 $2,350,170.50
                                    -------------   -----------------------
                Class A2            36158GAW8                         $0.00
                                    -------------   -----------------------
                Class A3            36158GAX6                         $0.00
                                    -------------   -----------------------
                Class A4            36158GAY4                         $0.00
                                    -------------   -----------------------
                Class A5            36158GAZ1                         $0.00
                                    -------------   -----------------------
                Class A6            36158GBA5                         $0.00
                                    -------------   -----------------------
                Class A7            36158GBB3                         $0.00
                                    -------------   -----------------------
                 Class M            36158GBE7                     $5,804.01
                                    -------------   -----------------------
                Class B1            36158GBF4                     $5,223.91
                                    -------------   -----------------------
                Class B2            36158GBC2                     $2,321.90
                                    -------------   -----------------------
                Class B3            36157REZ4                     $2,321.90
                                    -------------   -----------------------
                Class B4            36157RFA8                     $1,741.80
                                    -------------   -----------------------
                Class B5            36157RFB6                     $1,743.14
                                    -------------   -----------------------
                Class R1            36158GBC1                         $0.00
                                    -------------   -----------------------
                Class R2            36158GBD9                         $0.00
                                    -------------   -----------------------
                  Total                                       $2,369,327.18

          (22) Additional distributions to
                 the Class R1 Certificate
                 pursuant to Section 2.05 (d) :                         $0.00
                                                             ----------------

          (23) Additional distributions to
                 the Class R2 Certificate
                 pursuant to Section 4.01 (b) :                         $0.00
                                                             ----------------

    B. Other Amounts:

          1)  Senior Percentage for such
               Distribution Date                                    91.406562%
                                                             -----------------

          2)  Senior Prepayment Percentage
               for such Distribution Date                              100.00%
                                                             -----------------

          3)  Junior Percentage for such
               Distribution Date                                      8.593438%
                                                             -----------------

          4)  Junior Prepayment Percentage
               for such Distribution Date                                 0.00%
                                                             ------------------

          5)  Subordinate Certfificate Writedown Amount
               for such Distribution Date                                $0.00
                                                             ------------------

          6)  Prepayment Distribution Triggers satisfied:
                        Yes                  No
                        ---                  --
              Class B1   X
                         -
              Class B2   X
                         -
              Class B3   X
                         -
              Class B4   X
                         -
              Class B5   X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

GE CAPITAL MORTGAGE SERVICES, INC.

By:  /s/ Tim Neer
------------------------------------------
Name:   Tim Neer
Title:  Vice President of Investor Operations